                                                                   EXHIBIT 20.10

                  ARCADIA  AUTOMOBILE  RECEIVABLES TRUST  1999 - B


                          MONTHLY  SERVICER'S  CERTIFICATE




        Accounting Date:                     December 31, 2000
                                           --------------------
        Determination Date:                    January 5, 2001
                                           --------------------
        Distribution Date:                    January 16, 2001
                                           --------------------
        Monthly Period Ending:               December 31, 2000
                                           --------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1999, among Arcadia Automobile Receivables Trust, 1999-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

  I.    Collection Account Summary

        Available Funds:
                Payments Received                                            $13,804,866.48
                Liquidation Proceeds (excluding Purchase Amounts)             $1,304,534.44
                Current Monthly Advances                                         272,197.42
                Amount of withdrawal, if any, from the Spread Account                 $0.00
                Monthly Advance Recoveries                                      (232,137.08)
                Purchase Amounts-Warranty and Administrative Receivables              $0.00
                Purchase Amounts - Liquidated Receivables                             $0.00
                Income from investment of funds in Trust Accounts                $74,675.45
                                                                             ---------------
        Total Available Funds                                                                       $15,224,136.71
                                                                                                   ================

        Amounts Payable on Distribution Date:
                Reimbursement of Monthly Advances                                     $0.00
                Backup Servicer Fee                                                   $0.00
                Basic Servicing Fee                                             $418,026.14
                Trustee and other fees                                                $0.00
                Class A-1 Interest Distributable Amount                               $0.00
                Class A-2 Interest Distributable Amount                         $172,237.88
                Class A-3 Interest Distributable Amount                         $664,256.25
                Class A-4 Interest Distributable Amount                         $822,701.25
                Class A-5 Interest Distributable Amount                         $495,198.75
                Noteholders' Principal Distributable Amount                  $11,111,652.23
                Amounts owing and not paid to Security Insurer under
                  Insurance Agreement                                                 $0.00
                Supplemental Servicing Fees (not otherwise paid to Servicer)          $0.00
                Spread Account Deposit                                        $1,540,064.20
                                                                             ---------------
        Total Amounts Payable on Distribution Date                                                  $15,224,136.71
                                                                                                   ================


                                      Page 1 (1999-B)

  II.   Available Funds

        Collected Funds (see V)
                                     Payments Received                                     $13,804,866.48
                                     Liquidation Proceeds (excluding
                                        Purchase Amounts)                                   $1,304,534.44    $15,109,400.92
                                                                                          ----------------

        Purchase Amounts                                                                                              $0.00

        Monthly Advances
                                     Monthly Advances - current Monthly Period (net)           $40,060.34
                                     Monthly Advances - Outstanding Monthly
                                        Advances not otherwise reimbursed to
                                        the Servicer                                                $0.00        $40,060.34
                                                                                          ----------------

        Income from investment of funds in Trust Accounts                                                        $74,675.45
                                                                                                            ----------------

        Available Funds                                                                                      $15,224,136.71
                                                                                                            ================

 III.   Amounts Payable on Distribution Date

        (i)(a)           Taxes due and unpaid with respect to the Trust
                         (not otherwise paid by OFL or the Servicer)                                                  $0.00

        (i)(b)           Outstanding Monthly Advances (not otherwise reimbursed
                         to Servicer and to be reimbursed on the Distribution Date)                                   $0.00

        (i)(c)           Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                              $0.00

        (ii)             Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                                           Owner Trustee                                            $0.00
                                           Administrator                                            $0.00
                                           Indenture Trustee                                        $0.00
                                           Indenture Collateral Agent                               $0.00
                                           Lockbox Bank                                             $0.00
                                           Custodian                                                $0.00
                                           Backup Servicer                                          $0.00
                                           Collateral Agent                                         $0.00             $0.00
                                                                                          ----------------

        (iii)(a)         Basic Servicing Fee (not otherwise paid to Servicer)                                   $418,026.14

        (iii)(b)         Supplemental Servicing Fees (not otherwise paid to Servicer)                                 $0.00

        (iii)(c)         Servicer reimbursements for mistaken deposits or postings of checks
                         returned for insufficient funds (not otherwise reimbursed to Servicer)                       $0.00

        (iv)             Class A-1 Interest Distributable Amount                                                      $0.00
                         Class A-2 Interest Distributable Amount                                                $172,237.88
                         Class A-3 Interest Distributable Amount                                                $664,256.25
                         Class A-4 Interest Distributable Amount                                                $822,701.25
                         Class A-5 Interest Distributable Amount                                                $495,198.75

        (v)              Noteholders' Principal Distributable Amount
                                           Payable to Class A-1 Noteholders                                           $0.00
                                           Payable to Class A-2 Noteholders                                  $11,111,652.23
                                           Payable to Class A-3 Noteholders                                           $0.00
                                           Payable to Class A-4 Noteholders                                           $0.00
                                           Payable to Class A-5 Noteholders                                           $0.00

        (vii)            Unpaid principal balance of the Class A-1 Notes after
                         deposit to the Note Distribution Account of any funds
                         in the Class A-1 Holdback Subaccount (applies only on
                         the Class A-1 Final Scheduled Distribution Date)                                             $0.00

        (ix)             Amounts owing and not paid to Security Insurer under Insurance Agreement                     $0.00
                                                                                                            ----------------

                         Total amounts payable on Distribution Date                                          $13,684,072.51
                                                                                                            ================


                                      Page 2 (1999-B)

  IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
        Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                      Amount of excess, if any, of Available Funds over total
                      amounts payable (or amount of such excess up to the
                      Spread Account Maximum Amount)                                                          $1,540,064.20

        Reserve Account Withdrawal on any Determination Date:

                      Amount of excess, if any, of total amounts payable over
                      Available Funds (excluding amounts payable under item
                      (vii) of Section III)                                                                           $0.00

                      Amount available for withdrawal from the Reserve
                      Account (excluding the Class A-1 Holdback Subaccount),
                      equal to the difference between the amount on deposit
                      in the Reserve Account and the Requisite Reserve Amount
                      (amount on deposit in the Reserve Account calculated
                      taking into account any withdrawals from or deposits to
                      the Reserve Account in respect of transfers of
                      Subsequent Receivables)                                                                         $0.00

                      (The amount of excess of the total amounts payable
                      (excluding amounts payable under item (vii) of Section
                      III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                      (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                      Account.)

                      Amount of withdrawal, if any, from the Reserve Account                                          $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final
        Scheduled Distribution Date:

                      Amount by which (a) the remaining principal balance of
                      the Class A-1 Notes exceeds (b) Available Funds after
                      payment of amounts set forth in item (v) of Section III                                         $0.00

                      Amount available in the Class A-1 Holdback Subaccount                                           $0.00

                      (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                      Subaccount, and deposited in the Note Distribution
                      Account for payment to the Class A-1 Noteholders)

                      Amount of withdrawal, if any, from the Class A-1
                      Holdback Subaccount                                                                             $0.00

        Deficiency Claim Amount:

                      Amount of excess, if any, of total amounts payable over
                      funds available for withdrawal from Reserve Amount, the
                      Class A-1 Holdback Subaccount and Available Funds                                               $0.00

                      (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                      Section III and pursuant to a withdrawal from the Class
                      A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                      Amount of excess, if any, on the Distribution Date on
                      or immediately following the end of the Funding Period,
                      of (a) the sum of the Class A-1 Prepayment Amount, the
                      Class A-2 Prepayment Amount, the Class A-3 Prepayment
                      Amount, the Class A-4 Prepayment Amount, the Class A-5
                      Prepayment Amount over (b) the amount on deposit in the
                      Pre-Funding Account                                                                             $0.00

        Class A-1 Maturity Shortfall:

                      Amount of excess, if any, on the Class A-1 Final
                      Scheduled Distribution Date, of (a) the unpaid
                      principal balance of the Class A-1 Notes over (b) the
                      sum of the amounts deposited in the Note Distribution
                      Account under item (v) and (vii) of Section III or
                      pursuant to a withdrawal from the Class A-1 Holdback
                      Subaccount.                                                                                     $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account
        Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
        Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
        Shortfall or the Class A-1 Maturity Shortfall.)


                                      Page 3 (1999-B)

    V.     Collected Funds

           Payments Received:
                            Supplemental Servicing Fees                                        $0.00
                            Amount allocable to interest                                5,386,626.84
                            Amount allocable to principal                               8,418,239.64
                            Amount allocable to Insurance Add-On Amounts                       $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                         $0.00
                                                                                     ----------------

           Total Payments Received                                                                           $13,804,866.48

           Liquidation Proceeds:

                            Gross amount realized with respect to Liquidated
                               Receivables                                              1,325,545.54

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such
                               Liquidated Receivables and the repossession and
                               disposition of the related Financed Vehicles and
                               (ii) amounts required to be refunded to Obligors
                               on such Liquidated Receivables                             (21,011.10)
                                                                                     ----------------

           Net Liquidation Proceeds                                                                           $1,304,534.44
           Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                        $0.00
                            Amount allocable to interest                                       $0.00
                            Amount allocable to principal                                      $0.00
                            Amount allocable to Insurance Add-On Amounts                       $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                         $0.00                  $0.00
                                                                                     ----------------       ----------------

           Total Collected Funds                                                                             $15,109,400.92
                                                                                                            ================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                    $0.00
                            Amount allocable to interest                                       $0.00
                            Amount allocable to principal                                      $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                         $0.00

           Purchase Amounts - Administrative Receivables                                                              $0.00
                            Amount allocable to interest                                       $0.00
                            Amount allocable to principal                                      $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit in
                               the Collection Account)                                         $0.00
                                                                                     ----------------

           Total Purchase Amounts                                                                                     $0.00
                                                                                                            ================

  VII.     Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                         $469,918.93

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                             ($232,137.08)
                            Liquidation Proceeds                                               $0.00
                            Purchase Amounts - Warranty Receivables                            $0.00
                            Purchase Amounts - Administrative Receivables                      $0.00
                                                                                     ----------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                          ($232,137.08)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                         ($232,137.08)

           Remaining Outstanding Monthly Advances                                                               $237,781.85

           Monthly Advances - current Monthly Period                                                            $272,197.42
                                                                                                            ----------------

           Outstanding Monthly Advances - immediately following the Distribution Date                           $509,979.27
                                                                                                            ================


                                 Page 4 (1999-B)

    VIII.  Calculation of Interest and Principal Payments

           A.  Calculation of Principal Distribution Amount

                   Payments received allocable to principal                                                        $8,418,239.64
                   Aggregate of Principal Balances as of the Accounting Date of all
                      Receivables that became Liquidated Receivables
                      during the Monthly Period                                                                    $2,693,412.59
                   Purchase Amounts - Warranty Receivables allocable to principal                                          $0.00
                   Purchase Amounts - Administrative Receivables allocable to principal                                    $0.00
                   Amounts withdrawn from the Pre-Funding Account                                                          $0.00
                   Cram Down Losses                                                                                        $0.00
                                                                                                                 ----------------

                   Principal Distribution Amount                                                                  $11,111,652.23
                                                                                                                 ================

           B.  Calculation of Class A-1 Interest Distributable Amount

                   Class A-1 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions of
                      principal to Class A-1 Noteholders on such Distribution Date)                 $0.00

                   Multiplied by the Class A-1 Interest Rate                                       5.0990%

                   Multiplied by actual days in the period or in the case of the first
                      Distribution Date, by 28/360                                             0.08888889                 $0.00
                                                                                          ----------------

                   Plus any unpaid Class A-1 Interest Carryover Shortfall                                                 $0.00
                                                                                                                ----------------

                   Class A-1 Interest Distributable Amount                                                                $0.00
                                                                                                                ================

           C.  Calculation of Class A-2 Interest Distributable Amount

                   Class A-2 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                      of principal to Class A-2 Noteholders on such Distribution Date)     $33,905,095.42

                   Multiplied by the Class A-2 Interest Rate                                        5.715%

                   Multiplied by actual days in the period or in the case of the first
                      Distribution Date, by 28/360                                             0.08888889           $172,237.88
                                                                                          ----------------

                   Plus any unpaid Class A-2 Interest Carryover Shortfall                                                    --
                                                                                                                ----------------

                   Class A-2 Interest Distributable Amount                                                          $172,237.88
                                                                                                                ================

           D.  Calculation of Class A-3 Interest Distributable Amount

                   Class A-3 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-3 Noteholders on such Distribution
                      Date)                                                               $126,525,000.00

                   Multiplied by the Class A-3 Interest Rate                                        6.300%

                   Multiplied by 1/12 or in the case of the first Distribution Date
                      by 28/360                                                                0.08333333           $664,256.25
                                                                                          ----------------

                   Plus any unpaid Class A-3 Interest Carryover Shortfall                                                 $0.00
                                                                                                                ----------------

                   Class A-3 Interest Distributable Amount                                                          $664,256.25
                                                                                                                ================

           E.  Calculation of Class A-4 Interest Distributable Amount

                   Class A-4 Monthly Interest Distributable Amount:

                   Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-4 Noteholders on such Distribution
                      Date)                                                               $151,650,000.00

                   Multiplied by the Class A-4 Interest Rate                                        6.510%

                   Multiplied by 1/12 or in the case of the first Distribution Date,
                      by 28/360                                                                0.08333333           $822,701.25
                                                                                          ----------------

                   Plus any unpaid Class A-4 Interest Carryover Shortfall                                                 $0.00
                                                                                                                ----------------

                   Class A-4 Interest Distributable Amount                                                          $822,701.25
                                                                                                                ================


                                Page 5 (1999-B)

          F.  Calculation of Class A-5 Interest Distributable Amount

                  Class A-5 Monthly Interest Distributable Amount:

                  Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-5 Noteholders on such Distribution
                     Date)                                                              $89,225,000.00

                  Multiplied by the Class A-5 Interest Rate                                      6.660%

                  Multiplied by 1/12 or in the case of the first Distribution Date,
                     by 28/360                                                              0.08333333                $495,198.75
                                                                                       ----------------

                  Plus any unpaid Class A-5 Interest Carryover Shortfall                                                    $0.00
                                                                                                                  ----------------
                  Class A-5 Interest Distributable Amount                                                             $495,198.75
                                                                                                                  ================

      G.  Calculation of Noteholders' Interest Distributable Amount

              Class A-1 Interest Distributable Amount                                           $0.00
              Class A-2 Interest Distributable Amount                                     $172,237.88
              Class A-3 Interest Distributable Amount                                     $664,256.25
              Class A-4 Interest Distributable Amount                                     $822,701.25
              Class A-5 Interest Distributable Amount                                     $495,198.75

              Noteholders' Interest Distributable Amount                                                            $2,154,394.13
                                                                                                                  ================

      H.  Calculation of Noteholders' Principal Distributable Amount:

              Noteholders' Monthly Principal Distributable Amount:

              Principal Distribution Amount                                            $11,111,652.23

              Multiplied by Noteholders' Percentage ((i) for each
                 Distribution Date before the principal balance of the
                 Class A-1 Notes is reduced to zero, 100%, (ii) for the
                 Distribution Date on which the principal balance of the
                 Class A-1 Notes is reduced to zero, 100% until the
                 principal balance of the Class A-1 Notes is reduced to
                 zero and with respect to any remaining portion of the
                 Principal Distribution Amount, the initial principal
                 balance of the Class A-2 Notes over the Aggregate
                 Principal Balance (plus any funds remaining on deposit in
                 the Pre-Funding Account) as of the Accounting Date for the
                 preceding Distribution Date minus that portion of the
                 Principal Distribution Amount applied to retire the Class
                 A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on
                 the Determination Date over the Aggregate Principal
                 Balance (plus any funds remaining on deposit in the
                 Pre-Funding Account) as of the Accounting Date for the
                 preceding Distribution Date)                                                  100.00%             $11,111,652.23
                                                                                      ----------------


              Unpaid Noteholders' Principal Carryover Shortfall                                                             $0.00
                                                                                                                  ----------------

              Noteholders' Principal Distributable Amount                                                          $11,111,652.23
                                                                                                                  ================

      I.  Application of Noteholders' Principal Distribution Amount:

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-1 Notes (equal to entire Noteholders' Principal
              Distributable Amount until the principal balance
              of the Class A-1 Notes is reduced to zero)                                                                    $0.00
                                                                                                                  ================

              Amount of Noteholders' Principal Distributable Amount payable to
              Class A-2 Notes (no portion of the Noteholders' Principal
              Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
              thereafter, equal to the entire Noteholders' Principal Distributable Amount)                         $11,111,652.23
                                                                                                                  ================


                                Page 6 (1999-B)

    IX.   Pre-Funding Account

          A.  Withdrawals from Pre-Funding Account:

          Amount on deposit in the Pre-Funding Account as of the preceding
             Distribution Date or, in the case of the first Distribution Date,
             as of the Closing Date                                                                                         $0.00

                                                                                                                  ----------------
                                                                                                                            $0.00
                                                                                                                  ================

          Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
             Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
             Principal Balance of Subsequent Receivables transferred to the
             Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
             of Subsequent Receivables (ii) $0))                                                                            $0.00

          Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
             Account has been reduced to $100,000 or less as of the
             Distribution Date (see B below)                                                                                $0.00
                                                                                                                  ----------------

          Amount remaining on deposit in the Pre-Funding Account after
             Distribution Date                                                                $0.00
                                                                                    ----------------
                                                                                                                            $0.00
                                                                                                                  ================


          B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

          Amount withdrawn from the Pre-Funding Account as a result of the
             Pre-Funded Amount not being reduced to zero on the Distribution
             Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
             Distribution Date                                                                                              $0.00

          Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                             $0.00

          Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                             $0.00

          Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                             $0.00

          Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                             $0.00

          Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
             Distribution Date)                                                                                             $0.00


          C.  Prepayment Premiums:

          Class A-1 Prepayment Premium                                                                                      $0.00
          Class A-2 Prepayment Premium                                                                                      $0.00
          Class A-3 Prepayment Premium                                                                                      $0.00
          Class A-4 Prepayment Premium                                                                                      $0.00
          Class A-5 Prepayment Premium                                                                                      $0.00


                                Page 7 (1999-B)

    X.    Reserve Account

          Requisite Reserve Amount:

          Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
             Notes, Class A-5 Notes,

                       Product of (x) weighted average of the Class A-1, A-2,
                       A-3, A-4, and A-5 Interest Rate (based on outstanding
                       Class A-1, A-2, A-3, A-4, and A-5 principal balance),
                       divided by 360                                                       0.0000%
                       (y) (the Pre-Funded Amount on such Distribution Date)                  0.00
                       (z) (the number of days until the May 1999 Distribution Date))            0                        $0.00


                       Less the product of (x) 2.5% divided by 360,                           2.50%
                       (y) the Pre-Funded Amount on such Distribution Date and,               0.00
                       (z) the number of days until the May 1999 Distribution Date               0                        $0.00
                                                                                                                  --------------


          Requisite Reserve Amount                                                                                        $0.00
                                                                                                                  ==============

          Amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) as of the preceding Distribution Date or, in
             the case of the first Distribution Date, as of the Closing Date                                              $0.00

          Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
             Holdback Subaccount) (which excess is to be deposited by the
             Indenture Trustee in the Reserve Account from amounts withdrawn
             from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                              $0.00

          Less: the excess, if any, of the amount on deposit in the Reserve
             Account (other than the Class A-1 Holdback Subaccount) over the
             Requisite Reserve Amount (and amount withdrawn from the Reserve
             Account to cover the excess, if any, of total amounts payable over
             Available Funds, which excess is to be transferred by the
             Indenture Trustee from amounts withdrawn from the Pre-Funding
             Account in respect of transfers of Subsequent Receivables)                                                   $0.00

          Less: withdrawals from the Reserve Account (other than the Class A-1
             Holdback Subaccount) to cover the excess, if any, of total amount
             payable over Available Funds (see IV above)                                                                  $0.00
                                                                                                                  --------------

          Amount remaining on deposit in the Reserve Account (other than the
             Class A-1 Holdback Subaccount) after the Distribution Date                                                   $0.00
                                                                                                                  ==============

    XI.   Class A-1 Holdback Subaccount:

          Class A-1 Holdback Amount:

          Class A-1 Holdback Amount as of preceding Distribution Date or the
             Closing Date, as applicable,                                                                                 $0.00

          Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
             (the Original Pool Balance after giving effect to the transfer of
             Subsequent Receivables on the Distribution Date or on a Subsequent
             Transfer Date preceding the Distribution Date))                                                                  0

          Less withdrawal, if any, of amount from the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                            $0.00

          Less withdrawal, if any, of amount remaining in the Class A-1
             Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
             after giving effect to any payment out of the Class A-1 Holdback
             Subaccount to cover a Class A-1 Maturity Shortfall (amount of
             withdrawal to be released by the Indenture Trustee)                                                          $0.00
                                                                                                                  --------------

          Class A-1 Holdback Subaccount immediately following the Distribution
             Date                                                                                                         $0.00
                                                                                                                  ==============

                                Page 8 (1999-B)

    XII.   Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of
              the Monthly Period                                   $401,305,094.97
           Multiplied by Basic Servicing Fee Rate                             1.25%
           Multiplied by months per year                                0.08333333
                                                                -------------------

           Basic Servicing Fee                                                            $418,026.14

           Less: Backup Servicer Fees                                                           $0.00

           Supplemental Servicing Fees                                                          $0.00
                                                                                       ---------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                       $418,026.14
                                                                                                         ==================

    XIII.  Information for Preparation of Statements to Noteholders

           a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                Class A-1 Notes                                                                      $0.00
                                Class A-2 Notes                                                             $33,905,095.42
                                Class A-3 Notes                                                            $126,525,000.00
                                Class A-4 Notes                                                            $151,650,000.00
                                Class A-5 Notes                                                             $89,225,000.00

           b. Amount distributed to Noteholders allocable to principal
                                Class A-1 Notes                                                                      $0.00
                                Class A-2 Notes                                                             $11,111,652.23
                                Class A-3 Notes                                                                      $0.00
                                Class A-4 Notes                                                                      $0.00
                                Class A-5 Notes                                                                      $0.00

           c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                Class A-1 Notes                                                                      $0.00
                                Class A-2 Notes                                                             $22,793,443.19
                                Class A-3 Notes                                                            $126,525,000.00
                                Class A-4 Notes                                                            $151,650,000.00
                                Class A-5 Notes                                                             $89,225,000.00

           d. Interest distributed to Noteholders
                                Class A-1 Notes                                                                      $0.00
                                Class A-2 Notes                                                                $172,237.88
                                Class A-3 Notes                                                                $664,256.25
                                Class A-4 Notes                                                                $822,701.25
                                Class A-5 Notes                                                                $495,198.75

           e. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00
              5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount
                  from preceding statement)                                                                          $0.00

           f. Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                               $0.00
              2.  Class A-1 Holdback Subaccount                                                 $0.00
              3.  Claim on the Note Policy                                                      $0.00

           g. Remaining Pre-Funded Amount                                                                            $0.00

           h. Remaining Reserve Amount                                                                               $0.00

           i. Amount on deposit on Class A-1 Holdback Subaccount                                                     $0.00

           j. Prepayment amounts
                                Class A-1 Prepayment Amount                                                          $0.00
                                Class A-2 Prepayment Amount                                                          $0.00
                                Class A-3 Prepayment Amount                                                          $0.00
                                Class A-4 Prepayment Amount                                                          $0.00
                                Class A-5 Prepayment Amount                                                          $0.00

           k. Prepayment Premiums
                                Class A-1 Prepayment Premium                                                         $0.00
                                Class A-2 Prepayment Premium                                                         $0.00
                                Class A-3 Prepayment Premium                                                         $0.00
                                Class A-4 Prepayment Premium                                                         $0.00
                                Class A-5 Prepayment Premium                                                         $0.00

           l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                 paid by the Trustee on behalf of the Trust                                                    $418,026.14

           m. Note Pool Factors (after giving effect to distributions on the
                 Distribution Date)
                                Class A-1 Notes                                                                 0.00000000
                                Class A-2 Notes                                                                 0.10797462
                                Class A-3 Notes                                                                 1.00000000
                                Class A-4 Notes                                                                 1.00000000
                                Class A-5 Notes                                                                 1.00000000


                                Page 9 (1999-B)

    XVI.    Pool Balance and Aggregate Principal Balance

                         Original Pool Balance at beginning of Monthly Period                     $649,999,999.55
                         Subsequent Receivables                                                                --
                                                                                                 -----------------
                         Original Pool Balance at end of Monthly Period                           $649,999,999.55
                                                                                                 =================

                         Aggregate Principal Balance as of preceding Accounting Date              $401,305,094.97
                         Aggregate Principal Balance as of current Accounting Date                $390,193,442.74


             Monthly Period Liquidated Receivables                                 Monthly Period Administrative Receivables

                                     Loan #                Amount                             Loan #                Amount
                                     ------                ------                             ------                ------
                       see attached listing           $2,693,412.59             see attached listing                    --
                                                              $0.00                                                  $0.00
                                                              $0.00                                                  $0.00
                                                      --------------                                                 ------
                                                      $2,693,412.59                                                  $0.00
                                                      ==============                                                 ======

  XVIII.  Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of all
             Receivables delinquent more than 30 days with respect to all or
             any portion of a Scheduled Payment as of the Accounting Date          $ 20,646,082.08

          Aggregate Principal Balance as of the Accounting Date                    $390,193,442.74
                                                                                   ----------------

          Delinquency Ratio                                                                                    5.29124271%
                                                                                                               ===========



IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                               -------------------------------

                                        Name:  Cheryl K. Debaro
                                               -------------------------------
                                        Title: Vice President / Securitization
                                               -------------------------------


                                Page 10 (1999-B)